EXHIBIT 23


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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements of Agway Inc. on Form S-3 (No. 333-59808) and on Form S-8 (No.333-62509) of our report dated September 27, 2002, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PriceWaterhouseCooper LLC
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PRICEWATERHOUSECOOPER LLC

Syracuse, New York
September 30, 2002